Exhibit 99.1

Teradyne Reports Third Quarter 2016 Results

•    Q3’16 orders up 20% compared with Q3’15

•    Q3’16 revenue and earnings exceeded guidance on strength of semiconductor mobile device test demand

•    Semiconductor Test revenues for the first 9 months up 10%, $101 million, compared with 2015

	Q3’16	Q3’15	Q2’16
Orders (mil)	$378	$314	$471
Revenue (mil)	$410	$466	$532
GAAP EPS	$0.31	$0.34	$(1.10)
Non-GAAP EPS	$0.33	$0.40	$0.55

NORTH READING, Mass. – October 26, 2016 – Teradyne, Inc. (NYSE: TER) reported revenue of $410 million for the third quarter of 2016 of which $322 million was in Semiconductor Test, $37 million in System Test, $28 million in Wireless Test, and $24 million in Industrial Automation. GAAP net income for the third quarter was $63.8 million or $0.31 per share. On a non-GAAP basis, Teradyne’s net income in the third quarter was $67.7 million, or $0.33 per diluted share, which excluded acquired intangible asset amortization, restructuring and other charges, discrete income tax adjustments, and included the related tax impact on non-GAAP adjustments.

Orders in the third quarter of 2016 were $378 million of which $250 million were in Semiconductor Test, $76 million in System Test, $29 million in Wireless Test, and $24 million in Industrial Automation.

“Third quarter revenue came in above our guidance based on strong demand for our UltraFLEX System-on-a-Chip system,” said CEO and President Mark Jagiela. “While tester demand remained strong for mobile devices, we also saw a pick-up in orders for automotive analog and microcontroller testers. This, combined with across the board strength in System Test and Universal Robots, leads us to increase our fourth quarter production plan and puts us on track to deliver annual sales over $1.7B and above model operating profits.”

Guidance for the fourth quarter of 2016 is revenue of $330 million to $360 million, with GAAP net income of $0.17 to $0.26 per diluted share and non-GAAP net income of $0.18 to $0.25 per diluted share. Non-GAAP guidance excludes acquired intangible asset amortization and includes the related tax impact on non-GAAP adjustments.

Webcast

A conference call to discuss the third quarter results, along with management’s business outlook, will follow at 10 a.m. ET, Thursday, October 27. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 10 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income exclude goodwill and intangible asset impairment charges, acquired intangible asset amortization, pension actuarial gains and losses, fair value inventory step-up related to Universal Robots, discrete income tax adjustments, restructuring and other, and a gain from the sale of an equity investment. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations and non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP performance measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP performance measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes inventory step-up and pension actuarial gains and losses. GAAP requires that these items be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP performance measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Management believes each of these non-GAAP performance measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP performance measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of automation equipment for test and industrial applications. Teradyne Automatic Test Equipment (ATE) is used to test semiconductors, wireless products, data storage and complex electronic systems, which serve consumer, communications, industrial and government customers. Our Industrial Automation products include Collaborative Robots used by global manufacturing and light industrial customers to improve quality and increase manufacturing efficiency. In 2015, Teradyne had revenue of $1.64 billion and currently employs approximately 4,200 people worldwide. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations, market conditions, earnings per share, the payment of a quarterly dividend, the repurchase of Teradyne common stock pursuant to a share repurchase program and a senior secured credit facility. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance, future events, future earnings per share, future payment of dividends, future repurchases of common stock or future availability of, or borrowing under, a credit facility. There can be no assurance that management’s estimates of Teradyne’s future results or other forward-looking statements will be achieved. Additionally, the current dividend and share repurchase programs may be modified, suspended or discontinued at any time. Important factors that could cause actual results, earnings per share, dividend payments, repurchases of common stock or borrowings under the credit facility to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand; market acceptance of new products; the ability to grow Universal Robots’ business; increased research and development spending; deterioration of Teradyne’s financial condition; the consummation and success of any mergers or acquisitions; the business judgment of the board of directors that a declaration of a dividend, the repurchase of common stock or debt under the credit facility is not in the company’s best interests; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and the Quarterly Report on Form 10-Q for the period ended July 3, 2016. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR THIRD FISCAL QUARTER OF 2016

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Quarter Ended			Nine Months Ended
	October 2, 2016	July 3, 2016	October 4, 2015	October 2, 2016	October 4, 2015
Net revenues	$410,475	$531,792	$465,994	$1,373,261	$1,321,133
Cost of revenues (exclusive of acquired intangible assets amortization shown separately below) (1) (2)	183,116	248,922	207,368	632,700	571,517

Gross profit	227,359	282,870	258,626	740,561	749,616

Operating expenses:
Engineering and development (1)	71,400	76,109	74,027	220,973	221,309
Selling and administrative (1)	78,794	81,425	77,481	239,393	226,595
Acquired intangible assets amortization	8,487	16,244	20,053	44,725	49,119
Acquired intangible assets impairment (3)	—	83,339	—	83,339	—
Goodwill impairment (3)	—	254,946	—	254,946	—
Restructuring and other (4)	12,177	2,608	261	16,372	(124)

Operating expenses	170,858	514,671	171,822	859,748	496,899

Income (loss) from operations	56,501	(231,801)	86,804	(119,187)	252,717

Interest and other (5)	3,180	984	604	5,242	9,264

Income (loss) before income taxes	59,681	(230,817)	87,408	(113,945)	261,981
Income tax (benefit) provision	(4,113)	(7,271)	15,955	(4,178)	54,863

Net income (loss)	$63,794	$(223,546)	$71,453	$(109,767)	$207,118

Net income (loss) per common share:

Basic	$0.32	$(1.10)	$0.34	$(0.54)	$0.97

Diluted	$0.31	$(1.10)	$0.34	$(0.54)	$0.96

Weighted average common shares—basic	202,211	203,018	210,032	203,167	213,688

Weighted average common shares—diluted	203,929	203,018	211,736	203,167	215,348

Cash dividend declared per common share	$0.06	$0.06	$0.06	$0.18	$0.18

Net orders	$378,461	$471,026	$314,222	$1,238,904	$1,333,272

(1) Pension actuarial losses (gains) included in our operating results were as follows:
	Quarter Ended			Nine Months Ended
	October 2, 2016	July 3, 2016	October 4, 2015	October 2, 2016	October 4, 2015
Cost of revenues	$364	$(221)	$—	$(250)	$—
Engineering and development	106	(221)	—	(509)	—
Selling and administrative	192	(227)	—	(441)	—

	$662	$(669)	$—	$(1,200)	$—

(2) Cost of revenues includes:
	Quarter Ended			Nine Months Ended
	October 2, 2016	July 3, 2016	October 4, 2015	October 2, 2016	October 4, 2015
Provision for excess and obsolete inventory	$3,033	$7,742	$3,058	$15,148	$18,939
Sale of previously written down inventory	(1,794)	(5,151)	(1,983)	(8,113)	(6,659)
Inventory step-up	—	—	972	—	1,567

	$1,239	$2,591	$2,047	$7,035	$13,847

(3) Goodwill and acquired intangible assets impairment related to Teradyne’s Wireless Test business segment.

(4) Restructuring and other consists of:
	Quarter Ended			Nine Months Ended
	October 2, 2016	July 3, 2016	October 4, 2015	October 2, 2016	October 4, 2015
Contingent consideration fair value adjustment	$7,974	$1,305	$(1,000)	$10,452	$(2,600)
Employee severance	4,203	1,303	1,117	5,920	1,372
Impairment of fixed assets and expenses related to Japan earthquake	312	5,051	—	5,363	—
Property insurance recovery	(312)	(5,051)	—	(5,363)	—
Acquisition costs	—	—	144	—	1,104

	$12,177	$2,608	$261	$16,372	$(124)

(5) Interest and other includes:
	Quarter Ended			Nine Months Ended
	October 2, 2016	July 3, 2016	October 4, 2015	October 2, 2016	October 4, 2015
Gain from the sale of an equity investment	$—	$—	$—	$—	$(5,406)

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	October 2, 2016	December 31, 2015
Assets
Cash and cash equivalents	$297,937	$264,705
Marketable securities	598,501	477,696
Accounts receivable	163,213	211,293
Inventories, net	115,066	153,588
Deferred tax assets	—	54,973
Prepayments	104,078	91,519
Other current assets	6,393	6,194

Total current assets	1,285,188	1,259,968

Net property, plant and equipment	261,821	273,414
Marketable securities	357,751	265,928
Deferred tax assets	90,546	7,404
Other assets	12,777	13,080
Retirement plans assets	4,869	636
Intangible assets, net	114,146	239,831
Goodwill	238,589	488,413

Total assets	$2,365,687	$2,548,674

Liabilities
Accounts payable	$61,890	$92,358
Accrued employees’ compensation and withholdings	89,723	113,994
Deferred revenue and customer advances	138,916	85,527
Other accrued liabilities	56,580	43,727
Contingent consideration	1,050	15,500
Accrued income taxes	20,925	21,751

Total current liabilities	369,084	372,857

Retirement plans liabilities	108,095	103,531
Long-term deferred revenue and customer advances	26,336	25,745
Deferred tax liabilities	16,837	26,663
Long-term other accrued liabilities	31,354	32,156
Long-term contingent consideration	31,837	21,936

Total liabilities	583,543	582,888

Shareholders’ equity	1,782,144	1,965,786

Total liabilities and shareholders’ equity	$2,365,687	$2,548,674

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Nine Months Ended
	October 2, 2016	October 4, 2015	October 2, 2016	October 4, 2015
Cash flows from operating activities:
Net income (loss)	$63,794	$71,453	$(109,767)	$207,118
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	16,269	16,301	48,437	52,531
Amortization	9,095	20,764	46,275	52,159
Provision for excess and obsolete inventory	3,033	3,058	15,148	18,939
Stock-based compensation	7,555	7,675	23,012	23,080
Contingent consideration adjustment	7,974	(1,000)	10,452	(2,600)
Goodwill impairment	—	—	254,946	—
Acquired intangible assets impairment	—	—	83,339	—
Deferred taxes	(21,110)	(3,602)	(42,568)	(13,973)
Impairment of fixed assets	—	—	4,179	—
Property insurance recovery	(312)	—	(5,363)	—
Retirement plans actuarial losses (gains)	662	—	(1,200)	—
Non-cash charge for the sale of inventories revalued at the date of acquisition	—	972	—	1,567
Gain from the sale of an equity investment	—	—	—	(5,406)
Tax benefit related to employee stock compensation awards	(3,399)	(2,321)	(3,399)	(3,213)
Other	(426)	1,368	150	2,523
Changes in operating assets and liabilities, net of business acquired:
Accounts receivable	186,371	51,376	45,660	(91,117)
Inventories	18,378	9,876	48,601	33,376
Prepayments and other assets	696	1,475	(12,961)	15,529
Accounts payable and accrued expenses	(32,749)	(729)	(47,941)	52,663
Deferred revenue and customer advances	(52,692)	1,066	53,380	6,751
Retirement plans contributions	(3,573)	(999)	(5,871)	(2,998)
Accrued income taxes	4,221	2,416	4,227	25,677

Net cash provided by operating activities	203,787	179,149	408,736	372,606

Cash flows from investing activities:
Purchases of property, plant and equipment	(19,659)	(20,617)	(66,252)	(66,727)
Purchases of available-for-sale marketable securities	(438,526)	(367,356)	(875,837)	(957,606)
Proceeds from sales of available-for-sale marketable securities	131,946	212,334	466,744	843,734
Proceeds from maturities of available-for-sale marketable securities	74,138	98,947	202,162	330,363
Proceeds from property insurance	—	—	5,051	—
Acquisition of business, net of cash acquired	—	(409)	—	(282,741)
Proceeds from the sale of an equity investment	—	—	—	5,406
Proceeds from life insurance	—	—	—	1,098

Net cash used for investing activities	(252,101)	(77,101)	(268,132)	(126,473)

Cash flows from financing activities:
Issuance of common stock under stock purchase and stock option plans	2,189	267	20,085	18,145
Repurchase of common stock	(28,309)	(98,527)	(85,092)	(226,843)
Dividend payments	(12,123)	(12,577)	(36,548)	(38,434)
Tax benefit related to employee stock compensation awards	3,399	2,321	3,399	3,213
Payment of revolving credit facility costs	—	—	—	(2,253)
Payment of contingent consideration	—	—	(11,697)	—

Net cash used for financing activities	(34,844)	(108,516)	(109,853)	(246,172)

Effects of exchange rate changes on cash and cash equivalents	—	—	2,481	—

(Decrease) increase in cash and cash equivalents	(83,158)	(6,468)	33,232	(39)
Cash and cash equivalents at beginning of period	381,095	300,685	264,705	294,256

Cash and cash equivalents at end of period	$297,937	$294,217	$297,937	$294,217

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	October 2, 2016	% of Net Revenues			July 3, 2016	% of Net Revenues			October 4, 2015	% of Net Revenues
Net revenues	$410.5				$531.8				$466.0

Gross profit—GAAP	$227.4	55.4%			$282.9	53.2%			$258.6	55.5%
Inventory step-up	—	—			—	—			1.0	0.2%
Pension mark-to-market adjustment (1)	0.4	0.1%			(0.2)	0.0%			—	—

Gross profit—non-GAAP	$227.8	55.5%			$282.7	53.2%			$259.6	55.7%

Income (loss) from operations—GAAP	$56.5	13.8%			$(231.8)	-43.6%			$86.8	18.6%
Restructuring and other (2)	12.2	3.0%			2.6	0.5%			0.3	0.1%
Acquired intangible assets amortization	8.5	2.1%			16.2	3.0%			20.1	4.3%
Pension mark-to-market adjustment (1)	0.7	0.2%			(0.7)	-0.1%			—	—
Goodwill impairment (3)	—	—			254.9	47.9%			—	—
Acquired intangible assets impairment (3)	—	—			83.3	15.7%			—	—
Inventory step-up	—	—			—	—			1.0	0.2%

Income from operations—non-GAAP	$77.9	19.0%			$124.5	23.4%			$108.2	23.2%

			Net Income per Common Share				Net (Loss) Income per Common Share				Net Income per Common Share
	October 2, 2016	% of Net Revenues	Basic	Diluted	July 3, 2016	% of Net Revenues	Basic	Diluted	October 4, 2015	% of Net Revenues	Basic	Diluted
Net income (loss)—GAAP	$63.8	15.5%	$0.32	$0.31	$(223.5)	-42.0%	$(1.10)	$(1.10)	$71.5	15.3%	$0.34	$0.34
Restructuring and other (2)	12.2	3.0%	0.06	0.06	2.6	0.5%	0.01	0.01	0.3	0.1%	0.00	0.00
Acquired intangible assets amortization	8.5	2.1%	0.04	0.04	16.2	3.0%	0.08	0.08	20.1	4.3%	0.10	0.09
Pension mark-to-market adjustment (1)	0.7	0.2%	0.00	0.00	(0.7)	-0.1%	(0.00)	(0.00)	—	—	—	—
Goodwill impairment (3)	—	—	—	—	254.9	47.9%	1.26	1.24	—	—	—	—
Acquired intangible assets impairment (3)	—	—	—	—	83.3	15.7%	0.41	0.41	—	—	—	—
Inventory step-up	—	—	—	—	—	—	—	—	1.0	0.2%	0.00	0.00
Exclude discrete tax adjustments (4)	(10.7)	-2.6%	(0.05)	(0.05)	25.1	4.7%	0.12	0.12	(3.3)	-0.7%	(0.02)	(0.02)
Tax effect of non-GAAP adjustments	(6.8)	-1.7%	(0.03)	(0.03)	(45.5)	-8.6%	(0.22)	(0.22)	(4.7)	-1.0%	(0.02)	(0.02)

Net income—non-GAAP	$67.7	16.5%	$0.33	$0.33	$112.4	21.1%	$0.55	$0.55	$84.9	18.2%	$0.40	$0.40

GAAP and non-GAAP weighted average common shares—basic	202.2				203.0				210.0
GAAP weighted average common shares—diluted	203.9				203.0				211.7
Include dilutive shares	—				1.9				—

Non-GAAP weighted average common shares—diluted	203.9				204.9				211.7

(1) Actuarial losses (gains) recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2) Restructuring and other consists of:

	Quarter Ended
	October 2, 2016	July 3, 2016	October 4, 2015
Contingent consideration fair value adjustment	$8.0	$1.3	$(1.0)
Employee severance	4.2	1.3	1.2
Impairment of fixed assets and expenses related to Japan earthquake	0.3	5.1	—
Property insurance recovery	(0.3)	(5.1)	—
Acquisition costs	—	—	0.1

	$12.2	$2.6	$0.3

(3)	Goodwill and acquired intangible assets impairment related to Teradyne’s Wireless Test business segment.

(4)	For the quarters ended October 2, 2016, July 3, 2016 and October 4, 2015, adjustment to exclude discrete income tax items. For the quarters ended October 2, 2016 and July 3, 2016, adjustment to treat Wireless Test business segment goodwill and intangible assets impairments as discrete tax items.

	Nine Months Ended
	October 2, 2016	% of Net Revenues			October 4, 2015	% of Net Revenues
Net Revenues	$1,373.3				$1,321.1

Gross profit—GAAP	$740.6	53.9%			$749.6	56.7%
Inventory step-up	—	—			1.6	0.1%
Pension mark-to-market adjustment (1)	(0.3)	0.0%			—	—

Gross profit—non-GAAP	$740.3	53.9%			$751.2	56.9%

(Loss) income from operations—GAAP	$(119.2)	-8.7%			$252.7	19.1%
Goodwill impairment (2)	254.9	18.6%			—	—
Acquired intangible assets impairment (2)	83.3	6.1%			—	—
Acquired intangible assets amortization	44.7	3.3%			49.1	3.7%
Restructuring and other (3)	16.4	1.2%			(0.1)	0.0%
Pension mark-to-market adjustment (1)	(1.2)	-0.1%			—	—
Inventory step-up	—	—			1.6	0.1%

Income from operations—non-GAAP	$278.9	20.3%			$303.3	23.0%

			Net (Loss) Income per Common Share				Net Income per Common Share
	October 2, 2016	% of Net Revenues	Basic	Diluted	October 4, 2015	% of Net Revenues	Basic	Diluted
Net (loss) income—GAAP	$(109.8)	-8.0%	$(0.54)	$(0.54)	$207.1	15.7%	$0.97	$0.96
Goodwill impairment (2)	254.9	18.6%	1.25	1.24	—	—	—	—
Acquired intangible assets impairment (2)	83.3	6.1%	0.41	0.41	—	—	—	—
Acquired intangible assets amortization	44.7	3.3%	0.22	0.22	49.1	3.7%	0.23	0.23
Restructuring and other (3)	16.4	1.2%	0.08	0.08	(0.1)	0.0%	(0.00)	(0.00)
Pension mark-to-market adjustment (1)	(1.2)	-0.1%	(0.01)	(0.01)	—	—	—	—
Interest and other (4)	—	—	—	—	(5.4)	-0.4%	(0.03)	(0.03)
Inventory step-up	—	—	—	—	1.6	0.1%	0.01	0.01
Exclude discrete tax adjustments (5)	11.8	0.9%	0.06	0.06	(4.9)	-0.4%	(0.02)	(0.02)
Tax effect of non-GAAP adjustments	(55.7)	-4.1%	(0.27)	(0.27)	(10.5)	-0.8%	(0.05)	(0.05)

Net income—non-GAAP	$244.4	17.8%	$1.20	$1.19	$236.9	17.9%	$1.11	$1.10

GAAP and non-GAAP weighted average common shares—basic	203.2				213.7
GAAP weighted average common shares—diluted	203.2				215.3
Include dilutive shares	1.7				—

Non-GAAP weighted average common shares—diluted	204.9				215.3

(1) Actuarial gains recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2) Goodwill and acquired intangible assets impairment related to Teradyne’s Wireless Test business segment.

(3) Restructuring and other consists of:
	Nine Months Ended
	October 2, 2016				October 4, 2015
Contingent consideration fair value adjustment	$10.5				$(2.6)
Employee severance	5.9				1.4
Impairment of fixed assets and expenses related to Japan earthquake	5.4				—
Property insurance recovery	(5.4)				—
Acquisition costs	—				1.1

	$16.4				$(0.1)

(4) For the nine months ended October 4, 2015, Interest and other included a gain from the sale of an equity investment.

(5)    For the nine months ended October 2, 2016 and October 4, 2015, adjustment to exclude discrete income tax items. For the nine months ended October 2, 2016, adjustment to treat Wireless Test business segment goodwill and intangible assets impairments as discrete tax items.

GAAP to Non-GAAP Reconciliation of Fourth Quarter 2016 guidance:

GAAP and non-GAAP fourth quarter revenue guidance:	$330 million	to	$360 million
GAAP net income per diluted share	$0.17		$0.26
Exclude acquired intangible assets amortization	0.04		0.04
Non-GAAP tax adjustment	(0.03)		(0.05)

Non-GAAP net income per diluted share	$0.18		$0.25

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact: Teradyne, Inc.

Andy Blanchard 978-370-2425

Vice President of Corporate Relations